September 22, 2015

VIA EDGAR Filing Desk U.S. Securities and Exchange Commission 100 F Street, NE Washington, DC 20549

Re:	Touchstone Strategic Trust 1940 Act File No. 811-03651 1933 Act File No. 002-80859

Ladies and Gentlemen:

On behalf of Touchstone Strategic Trust (the “Trust”), and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus dated August 31, 2015, for the Fund of the Trust. The 497(c) is being filed for the sole purpose of submitting the exhibits containing interactive data format risk/return summary information for the Fund.

If you have any questions about this matter please contact Meredyth Whitford at (513) 357-6029.

Very truly yours,
/s/ Jill McGruder
Jill McGruder President